Loan Commitments	12 Months Ended
Jun. 30, 2025
Loan Commitments [Abstract]
LOAN COMMITMENTS

NOTE J - LOAN COMMITMENTS

The Banks are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers, including commitments to extend credit. Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of the commitments reflect the extent of the Banks’ involvement in such financial instruments.

The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Banks use the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At June 30, 2025 and 2024, the Banks had the following outstanding loan commitments:

	2025		2024
(in thousands)	Fixed	Variable	Fixed	Variable
Unused commitment:
Revolving, open-end lines secured by real estate	$-	$17,614	$-	$14,965
Commitments to fund real estate construction loans	-	8,985	-	10,272
Other unused commitments:
Commercial and industrial loans	29	287	90	370
Other	122	632	460	741
Letters of credit	-	310	-	212

Commitments to make loans are generally made for periods of 60 days or less. There were no fixed rate loan commitments to fund real estate construction loans at June 30, 2025. Other unused commitments include real estate loan commitments, which represent the primary loans made by the Banks. Long-term, fixed rate mortgage loans are usually sold to the FHLB, as part of the Company’s interest rate risk strategy.

At June 30, 2025 and 2024, we have recorded a liability on unfunded commitments of $59,000 and $60,000, respectively